UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22491

Legg Mason BW Global Income Opportunities Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	October 30

Date of reporting period:	April 30, 2013

ITEM 1.                 REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2013

Semi-Annual Report

Legg Mason BW Global Income Opportunities Fund Inc.
(BWG)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason BW Global Income Opportunities Fund Inc.

Fund objectives

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	IV

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	10

Statement of operations	11

Statement of changes in net assets	12

Statement of cash flows	13

Financial highlights	14

Notes to financial statements	15

Additional shareholder information	29

Dividend reinvestment plan	30

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason BW Global Income Opportunities Fund Inc. for the six months reporting period ended April 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new Chairman, President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Directors, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

Recent regulations adopted by the Commodity Futures Trading Commission (the “CFTC”) require operators of registered investment companies, including closed-end funds, to register as “commodity pool operators” unless the fund limits its investments in commodity interests. Effective December 31, 2012, your Fund’s manager has claimed the exclusion from the definition of “commodity pool operator.” More information about the CFTC rules and their effect on the Fund is included later in this report on page 28.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to

Legg Mason BW Global Income Opportunities Fund Inc.	III

market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 3, 2013

IV	Legg Mason BW Global Income Opportunities Fund Inc.

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended April 30, 2013 (the “reporting period”), but it did so at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. Economic growth then improved, as the U.S. Department of Commerce’s second estimate for first quarter 2013 GDP growth, released after the reporting period ended, was 2.4%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 3.4% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. The unemployment rate fluctuated between 7.8% and 7.9% through January 2013. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April, the lowest level since December 2008. In addition, the number of longer-term unemployed has declined in recent months. In February 2013, more than 40% of the people without a job had been out of work for more than six months. This fell to 37.4% in April 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 0.6% on a seasonally adjusted basis in April 2013 versus the previous month and were 9.7% higher than in April 2012. In addition, the NAR reported that the median existing-home price for all housing types was $192,800 in April 2013, up 11.0% from April 2012. This marked the fourteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose in April to a 5.2 month supply at the current sales pace, it was 13.60% lower than in April 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior two months, the U.S. manufacturing sector modestly contracted in November 2012, with a reading of 49.5 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing expanded over the next five months, with the PMI at 50.7 in April 2013. During April, 14 of the 18 industries within the PMI expanded.

Growth generally moderated overseas and, in some cases, fell back into a recession. In its April 2013 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that “Emerging market and developing economies are still going strong, but in advanced economies, there appears to be a growing bifurcation between the United States on one hand and the euro area on the other.”

Legg Mason BW Global Income Opportunities Fund Inc.	V

The IMF projects that global growth will increase from 3.2% in 2012 to 3.3% in 2013. From a regional perspective, the IMF anticipates 2013 growth will be -0.3% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 5.1% in 2012 to 5.3% in 2013. In particular, China’s economy is expected to grow 8.0% in 2013, versus 7.8% in 2012. Elsewhere, the IMF projects that growth in India will increase from 4.0% in 2012 to 5.7% in 2013.

VI	Legg Mason BW Global Income Opportunities Fund Inc.

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its September 2012 meeting, prior to the beginning of the reporting period, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2% longer-run goal, and longer-term inflation expectations continue to be well anchored.” As expected, at its meeting that ended on May 1, 2013, after the reporting period ended, the Fed said it would continue its asset purchase program.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.00% to 0.75% prior to the beginning of the period, at the time a record low. In September the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, after the reporting period ended, the ECB cut rates to a new record low of 0.50%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Then, in January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratios for banks.

Q. Did Treasury yields trend higher or lower during the six months ended April 30, 2013?

A. Both short- and long-term Treasury yields declined during the reporting period. When the period began, the yield on the two-year Treasury was 0.30%, matching its high over the six months ended April 30, 2013. It fell as low as 0.20% on April 29, 2013 and ended the period at 0.22%. The yield on the ten-year Treasury began the period at 1.72%. Ten-year Treasuries hit a low of 1.58% in mid-November 2012 and peaked at 2.07% on March 11, 2013, before ending the period at 1.70%.

Legg Mason BW Global Income Opportunities Fund Inc.	VII

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. However, the majority of spread sectors outperformed equal-durationvi Treasuries given generally solid demand from investors looking to generate incremental yield in the low interest rate environment. For the six months ended April 30, 2013, the Barclays U.S. Aggregate Indexvii returned 0.91%.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated mixed results during the six months ended April 30, 2013. After rising during the first two months of the reporting period, the asset class declined over the next three months and then rallied sharply in April 2013. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 2.97% over the six months ended April 30, 2013.

Performance review

For the six months ended April 30, 2013, Legg Mason BW Global Income Opportunities Fund Inc. returned 13.24% based on its net asset value (“NAV”)ix and 12.27% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Global Aggregate Indexx, returned -1.06% for the same period. The Lipper Global Income Funds Category Averagexi returned 6.85% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.71 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2013. Past performance is no guarantee of future results.

Performance Snapshot

as of April 30, 2013 (unaudited)

Price Per Share	6-Month Total Return*
$23.01 (NAV)	13.24%†
$21.07 (Market Price)	12.27%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*  Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

†  Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡  Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “BWG” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol

VIII	Legg Mason BW Global Income Opportunities Fund Inc.

Investment commentary (cont’d)

“XBWGX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 3, 2013

RISKS: The Fund is non-diversified and may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value.

All investments are subject to risk, including the risk of loss. Fixed income securities are subject to various risks, including but not limited to, credit, inflation, income, prepayment and interest rate risks. As interest rates increase, the value of fixed income securities decrease. High yield securities are subject to greater liquidity and credit risks (risk of default) than higher-rated securities. International investments involve certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Mortgage-backed securities are subject to additional risks, including prepayment risk, which can limit the potential gains in a declining interest rate environment. The Fund may invest in foreign currencies or currency derivatives which may increase the risk and volatility of the Fund. The Fund may invest in illiquid securities and securities/investments that have a leveraging effect on the portfolio which will increase the risks of the Fund. The Fund’s use of leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance.

Legg Mason BW Global Income Opportunities Fund Inc.	IX

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.
vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x	The Barclays Global Aggregate Index is an index comprised of several other Barclays indices that measure fixed-income performance of regions around the world.
xi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund’s investments as of April 30, 2013 and October 31, 2012 and does not include derivatives, such as written options, futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited)

April 30, 2013

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 76.4%
Brazil — 9.4%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	43,100,000	BRL	$ 22,294,920	(a)
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	44,600,000	BRL	23,032,146	(a)
Total Brazil					45,327,066
Colombia — 0.1%
Empresa de Telecomunicaciones de Bogota SA, Senior Notes	7.000%	1/17/23	672,000,000	COP	392,319	(b)
Hungary — 8.5%
Hungary Government Bond, Bonds	6.750%	11/24/17	920,000,000	HUF	4,354,675
Hungary Government Bond, Bonds	7.500%	11/12/20	6,313,500,000	HUF	31,739,579
Hungary Government Bond, Bonds	7.000%	6/24/22	1,072,000,000	HUF	5,297,916
Total Hungary					41,392,170
Ireland — 1.0%
Republic of Ireland	5.000%	10/18/20	3,365,000	EUR	4,977,105
Italy — 4.6%
Italy Buoni Poliennali Del Tesoro	5.000%	8/1/39	16,150,000	EUR	22,371,322	(a)
Mexico — 19.3%
Mexican Bonos, Bonds	7.000%	6/19/14	91,370,000	MXN	7,817,262	(a)
Mexican Bonos, Bonds	9.500%	12/18/14	101,280,000	MXN	9,079,233	(a)
Mexican Bonos, Bonds	8.500%	5/31/29	240,170,000	MXN	27,630,478	(a)
Mexican Bonos, Bonds	8.500%	11/18/38	410,709,500	MXN	49,045,594	(a)
Total Mexico					93,572,567
Poland — 6.1%
Republic of Poland, Bonds	5.000%	10/24/13	26,085,000	PLN	8,341,323	(a)
Republic of Poland, Bonds	5.250%	10/25/20	58,290,000	PLN	21,230,816	(a)
Total Poland					29,572,139
Portugal — 8.6%
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.350%	10/16/17	2,000,000	EUR	2,638,510
Portugal Obrigacoes do Tesouro OT, Senior Bonds	3.850%	4/15/21	3,440,000	EUR	4,097,575
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.950%	10/25/23	17,300,000	EUR	21,594,869	(b)
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.100%	4/15/37	13,400,000	EUR	13,391,229
Total Portugal					41,722,183
South Africa — 12.6%
Republic of South Africa, Bonds	6.500%	2/28/41	631,170,000	ZAR	61,270,018	(a)
Turkey — 6.2%
Republic of Turkey, Bonds	9.000%	3/5/14	51,830,000	TRY	29,980,594	(a)
Total Sovereign Bonds (Cost — $334,088,902)					370,577,483
Asset-Backed Securities — 3.6%
ACE Securities Corp., 2005-HE3 M2	0.650%	5/25/35	2,260,000		2,151,479	(c)
GSAMP Trust, 2007-HE2 A2A	0.320%	3/25/47	671,007		665,709	(c)

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report	3

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
New Century Home Equity Loan Trust, 2005-3 M2	0.690%	7/25/35	5,440,000	$ 5,155,741	(c)
Option One Mortgage Loan Trust, 2005-4 M1	0.640%	11/25/35	1,090,000	1,023,243	(c)
Park Place Securities Inc., 2004-WCW2 M2	0.850%	10/25/34	2,500,000	2,450,254	(c)
Wells Fargo Home Equity Trust, 2005-3 M3	0.660%	11/25/35	6,275,000	5,969,872	(c)
Total Asset-Backed Securities (Cost — $17,086,457)				17,416,298
Collateralized Mortgage Obligations — 15.4%
Banc of America Mortgage Securities, 2005-7 1A3	5.500%	8/25/35	1,400,000	1,420,417
Bear Stearns ARM Trust, 2004-3 4A	4.677%	7/25/34	14,472,095	14,743,092	(c)
Bear Stearns Commercial Mortgage Securities, 2007-PW15 AM	5.363%	2/11/44	5,000,000	5,300,012
Bear Stearns Commercial Mortgage Securities, 2007-PW16 AJ	5.905%	6/11/40	6,500,000	6,264,011	(c)
Chase Mortgage Finance Corp., 2007-A1 1A4	2.979%	2/25/37	2,893,647	2,782,748	(c)
Chase Mortgage Finance Corp., 2007-A1 2A2	2.990%	2/25/37	4,863,919	4,790,036	(c)
Chase Mortgage Finance Corp., 2007-A2 2A4	3.022%	7/25/37	2,617,881	2,494,655	(c)
Countrywide Alternative Loan Trust, 2003-11T1 A1	4.750%	7/25/18	1,301,815	1,338,824
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AJ	5.480%	5/15/45	3,300,000	3,581,553	(c)
Morgan Stanley Capital I Trust, 2007-IQ14 AM	5.876%	4/15/49	6,620,000	7,140,332	(c)
Residential Accredit Loans Inc., 2005-QS9 A6	5.500%	6/25/35	5,160,186	4,995,124
Residential Funding Mortgage Securities I, 2006-S11 A1	6.000%	11/25/36	2,398,313	2,312,545
Residential Funding Mortgage Securities I, 2006-S6 A9	6.000%	7/25/36	4,176,201	4,008,967
Structured Asset Securities Corp., 2005-15 2A7	5.500%	8/25/35	4,920,000	4,927,247
Wachovia Bank Commercial Mortgage Trust, 2006-C26 AJ	6.200%	6/15/45	6,110,000	6,389,013	(c)
Wachovia Bank Commercial Mortgage Trust, 2006-C27 AJ	5.825%	7/15/45	2,020,000	1,901,322	(c)
Total Collateralized Mortgage Obligations (Cost — $72,448,315)				74,389,898
Collateralized Senior Loans — 1.0%
Telecommunication Services — 1.0%
Wireless Telecommunication Services — 1.0%
Crown Castle Operating Co., Term Loan B (Cost — $5,037,500)	—	1/31/19	5,000,000	5,030,470	(d)
Corporate Bonds & Notes — 24.5%
Consumer Discretionary — 3.5%
Auto Components — 0.1%
Goodyear Tire & Rubber Co., Senior Notes	6.500%	3/1/21	580,000	609,725
Diversified Consumer Services — 0.2%
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	900,000	965,250

See Notes to Financial Statements.

4	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — 2.1%
Aramark Corp., Senior Notes	5.750%	3/15/20	695,000		$ 731,487	(b)
Arcos Dorados Holdings Inc., Senior Notes	10.250%	7/13/16	2,960,000	BRL	1,571,171	(b)
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	1,550,000		1,534,500	(b)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	350,000		399,438
Lottomatica Group SpA, Bonds	8.250%	3/31/66	2,340,000	EUR	3,376,672	(a)(b)(c)
Marina District Finance Co. Inc., Senior Secured Notes	9.500%	10/15/15	1,380,000		1,477,014
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	775,000		860,250	(b)
Total Hotels, Restaurants & Leisure					9,950,532
Media — 0.8%
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	1,250,000		1,443,750
Cerved Technologies SpA, Senior Subordinated Notes	8.000%	1/15/21	550,000	EUR	736,998	(b)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	600,000		651,000
DISH DBS Corp., Senior Notes	5.000%	3/15/23	455,000		443,625	(b)
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	400,000		407,000	(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	305,000		340,075	(b)
Total Media					4,022,448
Specialty Retail — 0.3%
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	720,000	EUR	983,762	(b)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	325,000		337,188	(b)
Total Specialty Retail					1,320,950
Total Consumer Discretionary					16,868,905
Consumer Staples — 0.9%
Food Products — 0.8%
Agrokor DD, Senior Bonds	9.875%	5/1/19	600,000	EUR	900,794	(b)
Agrokor DD, Senior Notes	8.875%	2/1/20	250,000		280,500	(b)
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	710,000	GBP	1,246,253	(b)
JBS USA LLC/JBS USA Finance Inc., Senior Notes	8.250%	2/1/20	1,130,000		1,254,300	(b)
Total Food Products					3,681,847
Tobacco — 0.1%
Vector Group Ltd., Senior Secured Notes	7.750%	2/15/21	675,000		722,250	(b)
Total Consumer Staples					4,404,097
Energy — 1.2%
Energy Equipment & Services — 0.3%
Floatel International Ltd., Senior Secured Bonds	8.000%	10/11/17	600,000		633,750	(b)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	500,000		576,250	(b)
Total Energy Equipment & Services					1,210,000

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report	5

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — 0.9%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Senior Notes	9.625%	10/15/18	1,325,000		$ 1,431,000
Infinis PLC, Senior Secured Notes	7.000%	2/15/19	630,000	GBP	995,736	(b)
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	8.375%	6/1/20	685,000		744,081
Sea Trucks Group, Senior Secured Notes	9.000%	3/26/18	300,000		305,250	(b)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	970,000		1,042,750	(b)
Total Oil, Gas & Consumable Fuels					4,518,817
Total Energy					5,728,817
Financials — 11.1%
Capital Markets — 8.1%
Goldman Sachs Group Inc., Senior Notes	3.625%	1/22/23	5,000,000		5,197,345	(a)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	13,045,000		15,013,908	(a)
Jefferies Finance LLC/JFIN Co.-Issuer Corp., Senior Notes	7.375%	4/1/20	2,100,000		2,194,500	(b)
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	12,600,000		17,119,633	(a)
Total Capital Markets					39,525,386
Diversified Financial Services — 2.8%
Cabot Financial Luxembourg SA, Senior Secured Notes	10.375%	10/1/19	600,000	GBP	1,062,491	(b)
Citigroup Inc., Senior Notes	8.125%	7/15/39	5,330,000		8,143,355	(a)
CorpGroup Banking SA, Senior Notes	6.750%	3/15/23	750,000		797,813	(b)
EC Finance PLC, Senior Secured Bonds	9.750%	8/1/17	900,000	EUR	1,309,707	(b)
Numericable Finance & Co. S.C.A., Senior Secured Notes	8.750%	2/15/19	480,000	EUR	695,350	(b)
Speedy Cash Inc., Senior Secured Notes	10.750%	5/15/18	1,250,000		1,350,000	(b)
Total Diversified Financial Services					13,358,716
Insurance — 0.2%
Towergate Finance PLC, Senior Secured Notes	8.500%	2/15/18	460,000	GBP	768,131	(b)
Total Financials					53,652,233
Health Care — 0.3%
Health Care Providers & Services — 0.3%
HCA Inc., Senior Notes	7.500%	2/15/22	700,000		838,250
Health Net Inc., Senior Bonds	6.375%	6/1/17	560,000		608,300
Total Health Care					1,446,550
Industrials — 1.5%
Airlines — 0.4%
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	1,145,000	GBP	1,944,208
Building Products — 0.8%
Grohe Holding GmbH, Senior Secured Notes	8.750%	12/15/17	2,870,000	EUR	3,980,876	(b)(c)
Commercial Services & Supplies — 0.2%
ALBA Group PLC & Co. KG, Senior Notes	8.000%	5/15/18	450,000	EUR	645,964	(b)

See Notes to Financial Statements.

6	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Transportation — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	420,000	CHF	$ 484,459	(b)
Total Industrials					7,055,507
Information Technology — 0.5%
Communications Equipment — 0.1%
Nokia Siemens Networks Finance BV, Senior Bonds	6.750%	4/15/18	500,000	EUR	697,034	(b)
Electronic Equipment, Instruments & Components — 0.1%
MMI International Ltd., Senior Secured Notes	8.000%	3/1/17	500,000		509,375	(b)
Internet Software & Services — 0.3%
eAccess Ltd., Senior Notes	8.375%	4/1/18	400,000	EUR	597,896	(b)
VeriSign Inc., Senior Notes	4.625%	5/1/23	800,000		824,000	(b)
Total Internet Software & Services					1,421,896
Total Information Technology					2,628,305
Materials — 0.7%
Chemicals — 0.3%
Tronox Finance LLC, Senior Notes	6.375%	8/15/20	1,420,000		1,421,775	(b)
Construction Materials — 0.2%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	790,000		865,050	(b)
Containers & Packaging — 0.2%
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,130,000		1,221,812	(b)
Total Materials					3,508,637
Telecommunication Services — 4.2%
Diversified Telecommunication Services — 1.2%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	1,380,000		1,483,500	(b)
Eileme 2 AB, Senior Notes	11.750%	1/31/20	960,000	EUR	1,504,484	(b)
Matterhorn Mobile SA, Senior Notes	6.750%	5/15/19	370,000	CHF	426,905	(b)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	1,250,000		1,268,750	(b)
SBA Telecommunications Inc., Senior Notes	5.750%	7/15/20	615,000		657,281	(b)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	585,000		620,100	(b)
Total Diversified Telecommunication Services					5,961,020
Wireless Telecommunication Services — 3.0%
Mobile Challenger Intermediate Group S.A., Senior Secured Notes	8.750%	3/15/19	150,000	CHF	163,745	(b)(e)
Oi S.A., Senior Notes	5.750%	2/10/22	12,415,000		13,128,863	(a)(b)
SBA Communications Corp., Senior Notes	5.625%	10/1/19	80,000		84,500	(b)
Softbank Corp., Senior Notes	4.500%	4/15/20	1,085,000		1,125,672	(b)
Total Wireless Telecommunication Services					14,502,780
Total Telecommunication Services					20,463,800

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report	7

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Utilities — 0.6%
Electric Utilities — 0.3%
Viridian Group FundCo II, Senior Secured Notes	11.125%	4/1/17	1,020,000	EUR	$ 1,460,827	(b)
Independent Power Producers & Energy Traders — 0.3%
AES Corp., Senior Notes	7.375%	7/1/21	550,000		657,250
Mirant Americas Generation LLC, Senior Notes	8.500%	10/1/21	875,000		1,041,250
Total Independent Power Producers & Energy Traders					1,698,500
Total Utilities					3,159,327
Total Corporate Bonds & Notes (Cost — $108,913,415)					118,916,178
Municipal Bonds — 0.5%
Georgia — 0.5%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	1,230,000		1,478,448
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	915,000		1,086,160
Total Municipal Bonds (Cost — $2,426,592)					2,564,608
Non-U.S. Treasury Inflation Protected Securities — 0.6%
Italy — 0.6%
Italy Buoni Poliennali Del Tesoro, Senior Notes (Cost — $2,013,399)	2.350%	9/15/35	2,355,960	EUR	2,846,624	(a)

			Shares
Common Stocks — 1.0%
Information Technology — 1.0%
Computers & Peripherals — 1.0%
Apple Inc.(Cost — $4,965,175)			10,900		4,825,975
Master Limited Partnerships — 1.1%
Industrials — 1.1%
StoneMor Partners LP (Cost — $4,904,417)			196,000		5,380,200	(a)
Total Investments before Short-Term Investments (Cost — $551,884,172)					601,947,734

			Face Amount†
Short-Term Investments — 6.2%
Repurchase Agreements — 6.2%
State Street Bank & Trust Co. repurchase agreement dated 4/30/13; Proceeds at maturity — $30,087,008; (Fully collateralized by U.S. government agency obligations, 4.000% due 8/15/39; Market value — $30,690,323) (Cost — $30,087,000)	0.010%	5/1/13	30,087,000		30,087,000
Total Investments — 130.3% (Cost — $581,971,172#)					632,034,734
Liabilities in Excess of Other Assets — (30.3)%					(147,105,272)
Total Net Assets — 100.0%					$ 484,929,462

See Notes to Financial Statements.

8	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

Legg Mason BW Global Income Opportunities Fund Inc.

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(d)	All or a portion of this loan is unfunded as of April 30, 2013. The interest rate for fully unfunded term loans is to be determined.
(e)	Payment-in-kind security for which all or part of the income earned may be paid as additional principal.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CHF	— Swiss Franc
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
MXN	— Mexican Peso
PLN	— Polish Zloty
TRY	— Turkish Lira
ZAR	— South African Rand

Schedule of Written Options

Security	Expiration Date	Strike Price	Contracts	Value
Apple Inc., Call (Premiums received — $14,304)	5/18/13	$445.00	109	$90,470

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report	9

Legg Mason BW Global Income Opportunities Fund Inc.

Summary of Investments by Country*

United States	28.8%
Mexico	14.9
South Africa	9.9
Brazil	9.3
Portugal	6.6
Hungary	6.6
Turkey	4.7
Poland	4.7
Italy	4.6
United Kingdom	1.2
Ireland	0.8
Germany	0.7
Luxembourg	0.5
Bermuda	0.3
Japan	0.3
British Virgin Islands	0.3
Sweden	0.2
Croatia	0.2
United Arab Emirates	0.2
Chile	0.1
Netherlands	0.1
Malaysia	0.1
Colombia	0.1
Nigeria	0.0 †
Short-Term Investments	4.8
100.0%

*  As a percentage of total investments. Please note that the Fund holdings are as of April 30, 2013 and are subject to change.

†  Represents less than 0.1%.

See Notes to Financial Statements.

10	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2013

Assets:
Investments, at value (Cost — $581,971,172)	$632,034,734
Foreign currency, at value (Cost — $1,221,580)	1,239,090
Cash	627
Interest receivable	10,477,537
Receivable for securities sold	6,214,958
Unrealized appreciation on forward foreign currency contracts	2,726,845
Deposits with brokers for open futures contracts	120,000
Prepaid expenses	28,808
Total Assets	652,842,599

Liabilities:
Loan payable (Note 5)	153,000,000
Payable for securities purchased	11,724,451
Unrealized depreciation on forward foreign currency contracts	2,344,366
Investment management fee payable	436,559
Payable to broker — variation margin	91,360
Written options, at value (premiums received — $14,304)	90,470
Foreign currency collateral overdraft, at value (Cost — $49,339)	49,757
Interest payable (Note 5)	38,341
Accrued expenses	137,833
Total Liabilities	167,913,137
Total Net Assets	$484,929,462

Net Assets:
Par value ($0.001 par value; 21,076,754 shares issued and outstanding; 100,000,000 shares authorized)	$21,077
Paid-in capital in excess of par value	401,675,092
Undistributed net investment income	7,380,496
Accumulated net realized gain on investments, futures contracts, written options and foreign currency transactions	25,422,148
Net unrealized appreciation on investments, futures contracts, written options and foreign currencies	50,430,649
Total Net Assets	$484,929,462

Shares Outstanding	21,076,754

Net Asset Value	$23.01

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended April 30, 2013

Investment Income:
Interest	$18,710,338
Dividends	46,639
Less: Foreign taxes withheld	(6)
Total Investment Income	18,756,971

Expenses:
Investment management fee (Note 2)	2,552,581
Interest expense (Note 5)	627,434
Excise tax (Note 1)	474,538
Custody fees	191,502
Transfer agent fees	52,639
Legal fees	40,493
Directors’ fees	33,504
Audit and tax	30,646
Fund accounting fees	25,780
Shareholder reports	15,750
Stock exchange listing fees	8,018
Insurance	4,959
Miscellaneous expenses	6,517
Total Expenses	4,064,361
Net Investment Income	14,692,610

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	17,551,356
Futures contracts	(98,292)
Written options	226,076
Foreign currency transactions	4,134,457
Net Realized Gain	21,813,597
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	22,301,931
Futures contracts	(42,179)
Written options	(76,166)
Foreign currencies	(1,211,644)
Change in Net Unrealized Appreciation (Depreciation)	20,971,942
Net Gain on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	42,785,539
Increase in Net Assets From Operations	$57,478,149

See Notes to Financial Statements.

12	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2013 (unaudited) and the Period Ended October 31, 2012	2013	2012†

Operations:
Net investment income	$ 14,692,610	$ 17,162,506
Net realized gain	21,813,597	8,952,344
Change in net unrealized appreciation (depreciation)	20,971,942	29,458,707
Increase in Net Assets From Operations	57,478,149	55,573,557

Distributions to Shareholders From (Note 1):
Net investment income	(9,103,050)	(10,946,287)
Net realized gains	(5,861,446)	(3,907,630)
Decrease in Net Assets From Distributions to Shareholders	(14,964,496)	(14,853,917)

Fund Share Transactions:
Net proceeds from sale of shares (0 and 21,044,636 shares issued, respectively)	—	401,110,964	‡
Reinvestment of distributions (0 and 32,118 shares issued, respectively)	—	585,205
Increase in Net Assets From Fund Share Transactions	—	401,696,169
Increase in Net Assets	42,513,653	442,415,809

Net Assets:
Beginning of period	442,415,809	—
End of period*	$484,929,462	$442,415,809
* Includes undistributed net investment income of:	$7,380,496	$1,790,936

†  For the period March 28, 2012 (commencement of operations) to October 31, 2012.

‡  Net of sales load and offering costs of $19,781,756.

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report	13

Statement of cash flows (unaudited)

For the Six Months Ended April 30, 2013

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$ 57,478,149
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(360,915,814)
Proceeds from sales of purchased securities	356,986,753
Net purchases, sales and maturities of short-term investments	(21,769,000)
Net amortization of premium (accretion of discount)	(190,542)
Increase in receivable for securities sold	(4,632,369)
Increase in interest receivable	(212,412)
Increase in prepaid expenses	(8,384)
Increase in deposits with brokers for futures contracts	(120,000)
Increase in payable for securities purchased	6,370,834
Increase in investment management fee payable	19,852
Decrease in interest payable	(513)
Decrease in accrued expenses	(37,927)
Increase in premiums received from written options	14,304
Increase in payable to broker — variation margin on open futures contracts	91,360
Net realized gain on investments	(17,551,356)
Change in unrealized appreciation of investments, written options and forward foreign currency transactions	(20,978,897)
Net Cash Used in Operating Activities*	(5,455,962)

Cash Flows from Financing Activities:
Distributions paid on common stock	(14,964,496)
Foreign currency collateral overdraft	49,757
Increase in loan payable	18,000,000
Net Cash Provided by Financing Activities	3,085,261
Net Decrease in Cash	(2,370,701)
Cash at beginning of period	3,610,418
Cash at end of period	$ 1,239,717

*  Included in operating expenses is cash of $627,947 paid for interest on borrowings.

See Notes to Financial Statements.

14	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2013[1,2]	2012[2,3]

Net asset value, beginning of period	$20.99	$19.06 [4]

Income from operations:
Net investment income	0.70	0.82
Net realized and unrealized gain	2.03	1.82
Total income from operations	2.73	2.64

Less Distributions From:
Net investment income	(0.43)	(0.52)
Net realized gains	(0.28)	(0.19)
Total Distributions	(0.71)	(0.71)

Net asset value, end of period	$23.01	$20.99

Market price, end of period	$21.07	$19.43
Total return, based on NAV[5,6]	13.24%	14.07%
Total return, based on market price[7]	12.27%	0.80%

Net assets, end of period (000s)	$484,929	$442,416

Ratios to average net assets:
Gross expenses[8]	1.78%	1.50%
Net expenses[8,9,10]	1.78	1.48
Net investment income[8]	6.45	7.00

Portfolio turnover rate	61%	49%

Supplemental data:
Loans Outstanding, End of Period (000s)	$153,000	$135,000
Asset Coverage for Loan Outstanding	417%	428%
Weighted Average Loan (000s)	$145,983	$107,842
Average Interest Rate on Loans	0.86%	0.88%

1	For the six months ended April 30, 2013 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3	For the period March 28, 2012 (commencement of operations) to October 31, 2012.
4	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
5

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
7

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

8	Annualized.
9	The impact of compensating balance arrangements, if any, was less than 0.01%.
10	The investment manager has agreed to reimburse all organization expenses (Note 2).

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason BW Global Income Opportunities Fund Inc. (the “Fund”) was incorporated in Maryland on October 27, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

16	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report	17

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$370,577,483	—	$370,577,483
Asset-backed securities	—	17,416,298	—	17,416,298
Collateralized mortgage obligations	—	74,389,898	—	74,389,898
Collateralized senior loans	—	5,030,470	—	5,030,470
Corporate bonds & notes	—	118,916,178	—	118,916,178
Municipal bonds	—	2,564,608	—	2,564,608
Non-U.S. Treasury inflation protected securities	—	2,846,624	—	2,846,624
Common stocks	$ 4,825,975	—	—	4,825,975
Master limited partnerships	5,380,200	—	—	5,380,200
Total long-term investments	$10,206,175	$591,741,559	—	$601,947,734
Short-term investments†	—	30,087,000	—	30,087,000
Total investments	$10,206,175	$621,828,559	—	$632,034,734
Other financial instruments:
Forward foreign currency contracts	—	$ 2,726,845	—	$ 2,726,845
Total	$10,206,175	$624,555,404	—	$634,761,579

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$ 90,470	—	—	$ 90,470
Futures contracts	42,179	—	—	42,179
Forward foreign currency contracts	—	$2,344,366	—	2,344,366
Total	$132,649	$2,344,366	—	$2,477,015

†  See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the

18	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report	19

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

20	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report	21

non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

22	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

As of April 30, 2013, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $2,434,836. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, adopted by the Fund in August 2012, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report	23

to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $474,538 of federal excise tax attributable to calendar year 2012 in March 2013.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Brandywine Global Investment Management, LLC (“Brandywine”) is the Fund’s subadviser. LMPFA and Brandywine are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily managed assets. LMPFA delegates to Brandywine the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine 70% of the net management fee it receives from the Fund.

LMPFA has agreed to pay (i) all of the Fund’s organizational expenses and (ii) the Fund’s offering expenses, other than sales load, in excess of $0.04 per share.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

24	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

3. Investments

During the six months ended April 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$360,915,814
Sales	356,986,753

At April 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$51,299,917
Gross unrealized depreciation	(1,236,355)
Net unrealized appreciation	$50,063,562

At April 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
German Euro Bund	10	6/13	$1,888,207	$1,930,386	$(42,179)

During the six months ended April 30, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2012	—	—
Options written	436	$ 260,856
Options closed	(218)	(161,316)
Options exercised	—	—
Options expired	(109)	(85,236)
Written options, outstanding as of April 30, 2013	109	$ 14,304

At April 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	Barclays Bank PLC	201,242	$ 312,583	5/7/13	$ (2,642)
British Pound	HSBC Bank USA, N.A.	158,508	246,206	5/7/13	(4,300)
Euro	Barclays Bank PLC	747,000	983,807	5/7/13	(21,211)
Euro	Citibank, N.A.	46,005,000	60,589,097	5/7/13	23,514
Euro	Citibank, N.A.	5,190,000	6,835,288	5/7/13	2,653
Euro	HSBC Bank USA, N.A.	753,000	991,710	5/7/13	21,092
Euro	HSBC Bank USA, N.A.	420,000	553,145	5/7/13	3,008
South African Rand	HSBC Bank USA, N.A.	93,500,000	10,399,207	5/14/13	17,585
Chilean Peso	HSBC Bank USA, N.A.	11,622,000,000	24,622,881	5/15/13	1,191,430

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report	25

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Russian Ruble	JPMorgan Chase & Co.	362,000,000	$11,593,801	5/16/13	$ (58,247)
Brazilian Real	HSBC Bank USA, N.A.	2,341,000	1,167,280	5/20/13	(12,957)
Turkish Lira	Barclays Bank PLC	57,870,000	32,138,371	6/11/13	283,559
British Pound	HSBC Bank USA, N.A.	344,273	534,626	6/12/13	14,430
British Pound	HSBC Bank USA, N.A.	360,000	559,050	6/12/13	(66)
Indian Rupee	Barclays Bank PLC	1,916,000,000	35,221,937	6/19/13	574,559
Polish Zloty	HSBC Bank USA, N.A.	4,358,000	1,372,204	7/11/13	46,576
Brazilian Real	UBS AG	91,240,000	44,656,778	9/18/13	(592,180)
					1,486,803
Contracts to Sell:
British Pound	HSBC Bank USA, N.A.	355,673	552,457	5/7/13	(2,320)
Euro	Barclays Bank PLC	235,000	309,498	5/7/13	5,727
Euro	Citibank, N.A.	13,879,000	18,278,797	5/7/13	535,853
Euro	Citibank, N.A.	32,126,000	42,310,299	5/7/13	(388,600)
Euro	Citibank, N.A.	530,000	698,016	5/7/13	(5,200)
Euro	HSBC Bank USA, N.A.	185,000	243,647	5/7/13	6,859
Euro	HSBC Bank USA, N.A.	6,160,000	8,112,789	5/7/13	(83,536)
Chilean Peso	HSBC Bank USA, N.A.	11,622,000,000	24,622,881	5/15/13	(342,092)
British Pound	HSBC Bank USA, N.A.	1,640,000	2,546,782	6/12/13	(84,732)
British Pound	HSBC Bank USA, N.A.	2,510,000	3,897,819	6/12/13	(151,945)
Polish Zloty	HSBC Bank USA, N.A.	39,440,000	12,418,476	7/11/13	(421,518)
Euro	HSBC Bank USA, N.A.	420,000	553,416	7/17/13	(624)
Euro	JPMorgan Chase & Co.	1,611,000	2,122,744	7/17/13	(17,444)
Euro	JPMorgan Chase & Co.	5,365,000	7,069,225	7/17/13	(58,093)
Euro	JPMorgan Chase & Co.	4,519,000	5,954,488	7/17/13	(48,932)
Swiss Franc	Morgan Stanley & Co.	974,000	1,048,572	7/29/13	(18,760)
Euro	Citibank, N.A.	5,190,000	6,839,724	8/7/13	(2,937)
Euro	Citibank, N.A.	46,000,000	60,621,830	8/7/13	(26,030)
					(1,104,324)
Net unrealized gain on open forward foreign currency contracts					$ 382,479

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2013.

ASSET DERIVATIVES1

Foreign Exchange Risk
Forward foreign currency contracts	$2,726,845

26	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LIABILITY DERIVATIVES1

	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Total
Written options	—	—	$90,470	$ 90,470
Futures contracts[2]	$42,179	—	—	42,179
Forward foreign currency contracts	—	$2,344,366	—	2,344,366
Total	$42,179	$2,344,366	$90,470	$2,477,015

1            Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2            Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Total
Written options	—	—	$226,076	$ 226,076
Futures contracts	$(98,292)	—	—	(98,292)
Forward foreign currency contracts	—	$4,156,416	—	4,156,416
Total	$(98,292)	$4,156,416	$226,076	$4,284,200

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Total
Written options	—	—	$(76,166)	$ (76,166)
Futures contracts	$(42,179)	—	—	(42,179)
Forward foreign currency contracts	—	$(1,246,868)	—	(1,246,868)
Total	$(42,179)	$(1,246,868)	$(76,166)	$(1,365,213)

During the six months ended April 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$ 40,830
Forward foreign currency contracts (to buy)	160,233,819
Forward foreign currency contracts (to sell)	88,954,521
Futures contracts (to sell)	1,087,855

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Semi-Annual Report	27

5. Loan

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $250,000,000. Unless renewed, this agreement will terminate on March 30, 2014. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. Interest expense related to this loan for the period ended April 30, 2013 was $627,434. For the period ended April 30, 2013, based on the number days during the reporting period that the Fund had a loan outstanding, the average daily loan balance was $145,983,000 and the average interest rate was 0.86%. At April 30, 2013, the Fund had $153,000,000 of borrowings outstanding subject to the terms of this credit agreement.

6. Distributions subsequent to April 30, 2013

On February 14, 2013, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.1200 per share, payable on March 22, 2013, April 26, 2013 and May 31, 2013, to shareholders of record on March 15, 2013, April 19, 2013 and May 24, 2013, respectively. The May record date distribution was made subsequent to the period end of this report.

On May 17, 2013, the Board declared three distributions, each in the amount of $0.1200 per share, payable on June 28, 2013, July 26, 2013 and August 30, 2013 to shareholders of record on June 21, 2013, July 19, 2013 and August 23, 2013, respectively.

28	Legg Mason BW Global Income Opportunities Fund Inc.

Commodity exchange act regulation exclusion — No action relief (unaudited)

Effective December 31, 2012, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission (the “CFTC”). With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

As noted above, the Fund may be exposed to commodity interests indirectly in excess of the limits described in the prior paragraph. Such exposure may result from the Fund’s investment in other investment vehicles, including investment companies that are not managed by the Fund’s manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests. These investment vehicles are referred to collectively as “underlying funds.” The manager may have limited or no information as to what an underlying fund may be invested in at any given time, because they are not managed by the manager or persons affiliated with the manager and their holdings will likely change over time. To address this lack of transparency, the CFTC staff has issued a no-action letter permitting the manager of a Fund that invests in such underlying funds to register as a commodity pool operator (a “CPO”) or to claim the exclusion from the CPO definition until the later of June 30, 2013 or six months from the date on which the CFTC issues additional guidance on the application of de minimis thresholds in the context of the CFTC exemptive rules. In order to rely on this no-action relief, the manager must meet certain conditions (including certain compliance measures), and otherwise be able to rely on a claim of exclusion from the CPO definition. The Fund’s manager has filed the required notice to claim this no-action relief.

Legg Mason BW Global Income Opportunities Fund Inc.	29

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Variable Rate Strategic Fund Inc. was held on February 22, 2013 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	19,551,403	286,085
Daniel P. Cronin	19,556,785	280,703
Paolo M. Cucchi	19,525,530	311,958
Eileen A. Kamerick*	19,496,250	341,238

*  Effective February 1, 2013, Ms. Kamerick became a Director.

At April 30, 2013, in addition to Carol L. Colman, Daniel P. Cronin, Paolo M. Cucchi and Eileen A. Kamerick, the other Directors of the Fund were as follows:

Leslie H. Gelb
R. Jay Gerken**
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

** Effective May 31, 2013, R. Jay Gerken retired as Chairman, President and Chief Executive Officer of the Fund.

30	Legg Mason BW Global Income Opportunities Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan

Legg Mason BW Global Income Opportunities Fund Inc.	31

(i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

Legg Mason

BW Global Income Opportunities Fund Inc.

Directors	Legg Mason BW Global Income Opportunities Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Kenneth D. Fuller*
Chairman	Investment manager	Legal counsel
Leslie H. Gelb	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Eileen A. Kamerick**		New York, NY 10017
Riordan Roett	Subadviser
Jeswald W. Salacuse	Brandywine Global Investment Management, LLC	New York Stock Exchange Symbol
BWG
Officers	Custodian
Kenneth D. Fuller*	State Street Bank and Trust Company
President and Chief Executive Officer	1 Lincoln Street Boston, MA 02111
Richard F. Sennett
Principal Financial Officer
Ted P. Becker	Transfer agent
Chief Compliance Officer	American Stock Transfer & Trust Company
Vanessa A. Williams	6201 15th Avenue
Identity Theft Prevention Officer	Brooklyn, NY 11219
Robert I. Frenkel
Secretary and Chief Legal Officer
Thomas Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

*                 Effective June 1, 2013, Mr. Fuller became Chairman, President and Chief Executive Officer.

**          Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•                  Personal information included on applications or other forms;

•                  Account balances, transactions, and mutual fund holdings and positions;

•                  Online account access user IDs, passwords, security challenge question responses; and

•                  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•                  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•                  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•                  The Funds’ representatives such as legal counsel, accountants and auditors; and

•                  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason BW Global Income Opportunities Fund Inc.

Legg Mason BW Global Income Opportunities Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Legg Mason BW Global Income Opportunities Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

LMFX014702 6/13 SR13-1952

ITEM 2.                                                  CODE OF ETHICS.

Not Applicable.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.                                                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                           EXHIBITS.

(a)         (1)         Not Applicable.

Exhibit 99.CODE ETH

(a) (2)   Certifications pursuant to section 302 of the Sarbanes-Oxle Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason BW Global Income Opportunities Fund Inc.

By:	/s/Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason BW Global Income Opportunities Fund Inc.

Date:	June 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason BW Global Income Opportunities Fund Inc.

Date:	June 24, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason BW Global Income Opportunities Fund Inc.

Date:	June 24, 2013